UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2011

Kansas City Southern de Mexico, S.A. de C.V.

(Exact name of registrant as specified in its charter)

Mexico	333-08322	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Montes Urales 625

Lomas de Chapultepec

11000 Mexico, D.F.

Mexico

(Address of principal executive office)(Zip Code)

+ (5255) 9178-5836

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 30, 2011, Kansas City Southern de México, S.A. de C.V. (“KCSM”) entered into an amended and restated credit agreement with the various financial institutions and other persons from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent and collateral agent for the Lenders, J.P. Morgan Securities LLC (“JPMS”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners, JPMS as syndication agent, BBVA Bancomer, S.A., Institución de Banca Múltiple Grupo Financiero BBVA Bancomer, as joint bookrunner and co-documentation agent, and Bank of America, N.A., as co-documentation agent (the “2011 Credit Agreement”). The 2011 Credit Agreement amends and restates KCSM’s credit agreement dated as of August 30, 2010.

The 2011 Credit Agreement provides KCSM with a five-year USD $200,000,000 revolving credit facility consisting of (i) a revolving facility in an amount up to $200,000,000 (the “Revolving Facility”), (ii) a letter of credit facility in an amount up to $15,000,000 which constitutes usage under the Revolving Facility, and (iii) a swing line facility in an amount up to $15,000,000 (the “Swing Line Facility”) which constitutes usage under the Revolving Facility.

The outstanding principal balance of loans under the Revolving Facility bear interest at floating rates. At KCSM’s option, the loans will bear interest at either (i) the greater of (a) JPMCB’s prime rate, (b) Federal Funds rate plus 0.50% or (c) one-month London Interbank Offered Rate (“LIBOR”) rate plus 1.00% (the “Base Rate”) plus a margin of 0.25% to 1.50% (depending on KCSM’s leverage ratio), or (ii) one, two, three or six-month LIBOR plus a margin of 1.25% to 2.50% (depending on KCSM’s leverage ratio). The outstanding principal balance of loans under the Swing Line Facility will bear interest at the Base Rate plus a margin of 0.25% to 1.50% (depending on the leverage ratio).

The 2011 Credit Agreement is secured by the accounts receivable and certain locomotives of KCSM and certain of its subsidiaries. In addition, KCSM and certain of its subsidiaries agreed to subordinate payment of certain intercompany debt, certain KCSM subsidiaries guaranteed repayment of amounts due under the 2011 Credit Agreement (up to the amount permitted by KCSM’s outstanding indentures) and the equity interests of Arrendadora KCSM, S. de R.L. de C.V., Highstar Harbor Holdings México, S. de R.L. de C.V., MTC Puerta México, S. de R.L. de C.V., and Vamos a México, S.A. de C.V., were pledged to secure obligations under the 2011 Credit Agreement.

KCSM and certain of its subsidiaries gave certain representations and warranties that are customary for credit agreements of this type. The 2011 Credit Agreement also contains affirmative and negative covenants that are customary for credit agreements of this type, including financial covenants related to a leverage ratio and an interest coverage ratio as defined in the 2011 Credit Agreement.

Events of default under the 2011 Credit Agreement are customary for transactions of this type and include, without limitation, non-payment of obligations; breach of any representation or warranty; non-performance of covenants and obligations; default on other indebtedness; certain judgments rendered; restrictions or requirements limiting the availability or the transfer of foreign exchange; a change in control shall occur; bankruptcy or insolvency of KCSM and certain subsidiaries and obligors; an impairment of security; the failure of subordination; certain actions by a governmental authority; failure to obtain certain consents; and termination of the concession title. The occurrence of an event of default could result in the acceleration of the repayment of any outstanding principal balance of the Revolving Facility.

A copy of the 2011 Credit Agreement, the Amended and Restated Subsidiary Guaranty, the Assignment and Amendment Agreement to the Pledge Without Transfer of Possession Agreement (English translation of document executed in Spanish), the Assignment and Amendment Agreement to the Stock Pledge Agreement, the Partnership Interest Pledge Agreement with respect to the equity interest of Arrendadora KCSM, S. de R.L. de C.V., the Assignment and Amendment Agreement to the Partnership Interest Pledge Agreement with respect to the equity interest of Highstar Harbor Holdings México, S. de R.L. de C.V., the Assignment and Amendment Agreement to the Partnership Interest Pledge Agreement with respect to the equity interest of MTC Puerta México, S. de R.L. de C.V., and the Amended and Restated Intercompany Subordination Agreement are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively. The foregoing is a summary of the terms of these agreements and does not purport to be a complete discussion of them. The 2011 Credit Agreement, Amended and Restated Subsidiary Guaranty, the Assignment and Amendment Agreement to the Pledge Without Transfer of Possession Agreement (English translation), the Assignment and Amendment Agreement to the Stock Pledge Agreement, the Assignment and Amendment Agreement to the Partnership Interest Pledge Agreement with respect to the equity interest of Arrendadora KCSM, S. de R.L. de C.V., the Assignment and Amendment Agreement to the Partnership Interest Pledge Agreement with respect to the equity interest of Highstar Harbor Holdings México, S. de R.L. de C.V., the Assignment and Amendment Agreement to the Partnership Interest Pledge Agreement with respect to the equity interest of MTC Puerta México, S. de R.L. de C.V. and the Amended and Restated Intercompany Subordination Agreement are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 hereof is incorporated by reference in this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On September 30, 2011, KCSM’s ultimate parent, Kansas City Southern, issued a press release announcing the entry into the 2011 Credit Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth in such filing.

Item 9.01	Financial Statements and Exhibits.

Number	Description

10.1	Amended and Restated Credit Agreement, dated September 30, 2011, by and between Kansas City Southern de México, S.A. de C.V., the lenders defined therein and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for the Lenders, and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as joint lead arrangers and joint bookrunners.

10.2	Amended and Restated Subsidiary Guaranty, dated as of September 30, 2011, by each subsidiary of Kansas City Southern de México, S.A. de C.V. from time to time party thereto, in favor of JPMorgan Chase Bank, N.A., in its capacity as administrative agent and collateral agent for each of the secured parties defined therein.

10.3	Assignment and Amendment Agreement, dated September 30, 2011, entered into by and among Kansas City Southern de México, S.A. de C.V., Arrendadora KCSM, S. de R.L. de C.V., Highstar Harbor Holdings Mexico, S. de R.L. de C.V., MTC Puerta Mexico, S. de R.L. de C.V., Vamos a México, S.A. de C.V., Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, as original collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as original pledgee, and JPMorgan Chase Bank, N.A., a new collateral agent, acting on its own behalf and for the benefit of the secured parties and new pledgee. (English translation of document executed in Spanish)

10.4	Assignment and Amendment Agreement, dated September 30, 2011, entered into by and among MTC Puerta México, S. de R.L. de C.V and Highstar Harbor Holdings México, S. de R.L. de C.V., as pledgors, Vamos a México, S.A. de C.V., Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, in its capacity as original collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as original pledgee, and JPMorgan Chase Bank, N.A., a new collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as new pledgee.

10.5	Assignment and Amendment Agreement, dated September 30, 2011, entered into by and among Kansas City Southern de México, S.A. de C.V. and KSCM Holdings, LLC, as pledgors, Arrendadora KCSM S. de R.L. de C.V., Scotiabank Inverlat, S.A., Institución de Banca Múltiple,

Grupo Financiero Scotiabank Inverlat, in its capacity as original collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as original pledgee, and JPMorgan Chase Bank, N.A., as new collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties as new pledgee.

10.6	Assignment and Amendment Agreement, dated September 30, 2011, entered into by and among Kansas City Southern de México, S. A. de C.V. and Nafta Rail, S.A. de C.V., as pledgors, Highstar Harbor Holdings México, S. de R.L. de C.V., Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, in its capacity as original collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as original pledgee, and JPMorgan Chase Bank, N.A., as new collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties as new pledgee.

10.7	Assignment and Amendment Agreement, dated September 30, 2011, entered into by and among Highstar Harbor Holdings México, S. de R.L. de C.V. and Nafta Rail, S.A. de C.V., as pledgors, MTC Puerta México, S. de R.L. de C.V., Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, in its capacity as original collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as original pledgee, and JPMorgan Chase Bank, N.A., as new collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties as new pledgee.

10.8	Amended and Restated Intercompany Subordination Agreement, dated as of September 30, 2011, by and between Kansas City Southern de México, S.A. de C.V., and each of the subordinated debtors and subordinated creditors each as defined therein, in favor of JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for each of the secured parties defined therein.

99.1	Press Release dated September 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V.

By:	/s/ Michael W. Cline
Name:	Michael W. Cline
Title:	Treasurer

Date: October 3, 2011

INDEX TO EXHIBITS

Number	Description

10.1	Amended and Restated Credit Agreement, dated September 30, 2011, by and between Kansas City Southern de México, S.A. de C.V., the lenders defined therein and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for the Lenders, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as joint lead arrangers and joint bookrunners, BBVA Bancomer, S.A., Institución de Banca Múltiple Grupo Financiero BBVA Bancomer, as joint bookrunner and co-documentation agent, and Bank of America, N.A., as co-documentation agent.

10.2	Amended and Restated Subsidiary Guaranty, dated as of September 30, 2011, by each subsidiary of Kansas City Southern de México, S.A. de C.V. from time to time party thereto, in favor of JPMorgan Chase Bank, N.A., in its capacity as administrative agent and collateral agent for each of the secured parties defined therein.

10.3	Assignment and Amendment Agreement, dated September 30, 2011, entered into by and among Kansas City Southern de México, S.A. de C.V., Arrendadora KCSM, S. de R.L. de C.V., Highstar Harbor Holdings Mexico, S. de R.L. de C.V., MTC Puerta Mexico, S. de R.L. de C.V., Vamos a México, S.A. de C.V., Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, as original collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as original pledgee, and JPMorgan Chase Bank, N.A., a new collateral agent, acting on its own behalf and for the benefit of the secured parties and new pledgee. (English translation of document executed in Spanish).

10.4	Assignment and Amendment Agreement, dated September 30, 2011, entered into by and among MTC Puerta México, S. de R.L. de C.V and Highstar Harbor Holdings México, S. de R.L. de C.V., as pledgors, Vamos a México, S.A. de C.V., Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, in its capacity as original collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as original pledgee, and JPMorgan Chase Bank, N.A., a new collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as new pledgee.

10.5	Assignment and Amendment Agreement, dated September 30, 2011, entered into by and among Kansas City Southern de México, S.A. de C.V. and KSCM Holdings, LLC, as pledgors, Arrendadora KCSM S. de R.L. de C.V., Scotiabank Inverlat, S.A., Institución de Banca Múltiple,

Grupo Financiero Scotiabank Inverlat, in its capacity as original collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as original pledgee, and JPMorgan Chase Bank, N.A., as new collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties as new pledgee.

10.6	Assignment and Amendment Agreement, dated September 30, 2011, entered into by and among Kansas City Southern de México, S. A. de C.V. and Nafta Rail, S.A. de C.V., as pledgors, Highstar Harbor Holdings México, S. de R.L. de C.V., Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, in its capacity as original collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as original pledgee, and JPMorgan Chase Bank, N.A., as new collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties as new pledgee.

10.7	Assignment and Amendment Agreement, dated September 30, 2011, entered into by and among Highstar Harbor Holdings México, S. de R.L. de C.V. and Nafta Rail, S.A. de C.V., as pledgors, MTC Puerta México, S. de R.L. de C.V., Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, in its capacity as original collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as original pledgee, and JPMorgan Chase Bank, N.A., as new collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties as new pledgee.

10.8	Amended and Restated Intercompany Subordination Agreement, dated as of September 30, 2011, by and between Kansas City Southern de México, S.A. de C.V., and each of the subordinated debtors and subordinated creditors each as defined therein, in favor of JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for each of the secured parties defined therein.

99.1	Press Release dated September 30, 2011.